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                                                                      EXHIBIT 21

                                 U S WEST, INC.
                              AND ITS SUBSIDIARIES
                            (as of February 8, 1999)

U S WEST, INC., A DELAWARE COMPANY

    U S WEST Advanced Technologies, Inc., a Colorado company

    U S WEST Business Resources, Inc., a Colorado company

       U S WEST Business Resources, Inc., a Delaware company

    U S WEST Capital Funding, Inc., a Colorado company

    U S WEST Communications, Inc., a Colorado company

       Block 142 Parking Garage Association, a Colorado Non-profit company
       El Paso County Telephone Company, a Colorado company
       Malheur Home Telephone Company, an Oregon company
       Mubeta Development Co., a Colorado company
       Training Partnerships, Inc., a Colorado Non-profit company
       1200 Landmark Center Condominium Association, Inc., a Nebraska Non-profit company
       U S WEST Database Services, Inc., a Colorado company
       U S WEST Wireless, L.L.C., a Delaware company

    U S WEST Communications Federal Services, Inc., a Colorado company

    U S WEST Communications Services, Inc., a Colorado company

       Please Hold Promotions, Inc., an Arizona company

    U S WEST Dex Holdings, Inc., a Delaware company

       U S WEST Dex, Inc., a Colorado company

           Interactive Video Enterprises, Inc., a Colorado company LOCALTouch Holdings, Inc., a Colorado company

               LOCALTouch Directory Services, Inc., a Colorado company

    U S WEST Education Foundation, a Washington Non-profit company

    U S WEST Enhanced Services, Inc., a Washington company

    U S WEST Federal Relations, Inc., a Delaware company

    U S WEST Foundation, a Colorado Non-Profit company

    U S WEST Information Technologies, Inc., a Colorado company

    U S WEST Internet Ventures, Inc., a Colorado company

    U S WEST Interprise America, Inc., a Colorado company

    U S WEST IP Holdings, Inc., a Delaware company

    U S WEST Investment Management Company, a Colorado company

    U S WEST Long Distance, Inc., a Colorado company

    U S WEST SPF Co., a Colorado company

    U S WEST Transoceanic, Inc., a Delaware company

       Transoceanic Operations, Inc., a Delaware company
       U S WEST Hong Kong, L.L.C., a Delaware company

           U S WEST (Asia), Limited, a Hong Kong company

    U S WEST Y2K, Inc., a Delaware company

    Western Re, Inc., a Vermont company